EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


     We consent to the use in the Registration Statement of BSI2000, Inc., on Form SB-2, of our report dated January 24, 2003 on the financial statements of BSI2000, Inc. appearing in the Prospectus, which is part of the Registration Statement.

     We also consent to the reference to us under the heading "Summary Consolidated Financial Information" and "Experts" in such Prospectus.


                                         /s/Ehrhardt Keefe Steiner & Hottman PC
                                         Ehrhardt Keefe Steiner & Hottman PC


July 29, 2003
Denver, Colorado






















                                 EXHIBIT 23.2-1